Tier

Tier Technologies
Second Quarter FY2010 Results
Earnings Call Charts

May 11, 2010

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which effect our financial results in all our markets, which we refer to as "verticals", including our property tax vertical; the timing and the cost of consolidating our payment processing platforms; failure to achieve anticipated gross margin levels due to unanticipated costs incurred in transaction-based projects; increasing competition; timing; our ability to realize revenues from our business development activities; changes in laws and government regulatory compliance requirements; ability to attract and retain qualified personnel; and other risks and uncertainties described and referred to under the "Risk Factors" section of our quarterly report on Form 10-Q for the period ended March31, 2010, filed with SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Tier Technologies – Experienced Management

- **Ronald L. Rossetti, CEO (joined 5/2006)**
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- **Nina Vellayan, COO and EVP (joined 10/2008)**
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
  - 8 years, President, ecommerce division that provided internet, IVR, lockbox and POS payment channels along with front end applications such as electronic bill presentment, refund disbursement, and installment plans to the Higher Education market.
- **Ronald W. Johnston, CFO and SVP (joined 4/2008)**
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and International responsibilities
- **Keith S. Kendrick, SVP, Strategic Marketing (joined 7/2008)**
  - 25 years in financial services and payments
  - MasterCard International; AT&T Universal Card; President, First Virtual; CEO, eCommerce, Bank One Credit Corporation (acquired by JPMorgan Chase) ; CEO, Mindwave division of HNC Software (now Fair Isaac), SVP, Corporate Marketing and Strategy, EFD | eFunds (acquired by FIS)

Strategic Plan: Affirm Leadership in Biller Direct

Key Strategy	Status (March 31, 2010)
▪ Build on Biller Direct Strength • Grow transaction volume, improve margin by vertical • Develop new verticals	▪ Ongoing; significant progress • Transactions up 47.0%, gross margins up 120 basis points (YTD 2Q FY10) • Utilities and Education now exceed 10% of total revenues
▪ Consolidate platforms to reduce costs and accelerate and expand the development and rollout of new products and features	▪ Go-forward platform processing 50% of all transactions, including the IRS, migrating legacy clients ▪ New products/payment choices/ channels rolling out FY10 & FY11
▪ Market Driven/Solutions Value Proposition	▪ Direct Relationships (2Q FY09 vs. 2Q FY10) • Unique website visits +20% • My Account Registrations 1.8 million • Cross-sell +50% ▪ Solutions Selling Model Launched • New payment choices in market
▪ Improve adjusted EBITDA/EPS Net Revenue ratio	▪ Ongoing; 67% of increase in EPS Net Revenues flowed to adjusted EBITDA

Tier

Strategic Re-Structuring: Creating Long-Term Value

Tier – ***Today***

Tier Technologies

Legacy Businesses

SOLD

- Independent Validation and Verification 12/31/07
- Health and Human Services 3/1/08
- Call Center Business 4/1/08
- State Systems Integration 5/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/13/09

WIND-DOWN

- Pension
- VSA

Electronic Payment Solutions (EPS)

- Official Payments
- EPOS
- ChoicePay

Consolidated Offering FY2010-FY2011

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	Retail Purchases
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

1 Bureau of Economic Analysis, April, 2009. 2 Visa, Inc. and U.S. Census Bureau

Consumers Prefer the Biller Direct Model


U.S. Consumer Bill Payment Mix (%)
5%
2%
14%
6%
10%
63%
5%
2%
14%
7%
13%
59%
5%
3%
14%
9%
16%
53%
5%
3%
14%
10%
18%
51%
5%
3%
14%
10%
21%
47%
5%
4%
14%
11%
24%
43%
4%
4%
14%
12%
26%
39%
4%
5%
14%
13%
28%
36%
4%
5%
14%
15%
31%
32%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Forecast
Walk-In
Automated Cards
Direct Debit
Consolidator
Biller Direct
Mail

Source: AITE 2008

Tier Today - Biller Direct Platform

Front-End Platform | *Back-End Processing*

Tier Technologies Biller Direct Platform



- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit Process

External Payment Processing Network

Processors



FDC, TSYS, GPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

DISCOVER
VISA

Issuing Bank



A Broader Client Value Proposition: Biller Direct Solutions



Security and Compliance
Customer Relationships
Client Relationships
Integration Features
Payment Channels
Products
Payment Choices
Pricing Options

New Official Payments Website: Build Direct Relationships

- 2Q FY2010:
  - My Account registrations +200,000 to 1.8 million
  - Opt-in registrations +158,212 to +900,000
  - Page views: 35.8 million +26%
  - Unique visits: 2.6 million +20%


OFFICIAL PAYMENTS
VISA
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,500 municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities


Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

Tier Today - Developing New Markets


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

Vertical	FY2009 Revenue Contribution *	CAGR**
Federal	26.0%	(4.3)%
State and Local	8.2	4.6
Real Property Tax	29.5	7.0
Utility	12.5	72.3
Education	10.2	61.8
Other	13.6	11.7
Total	**100.0%**	**11.3%**

*FY2009 includes ChoicePay. **CAGR FY2007 – FY2009

Computation of EPS Net Revenue

	Q2 FY 2010	Q2 FY2009	$ Change	% Change
Revenue	$30,674	$28,608	$2,066	7.2%
Less Wind-down Revenue	689	1,340	(651)	(48.6)
EPS Gross Revenue	29,985	27,268	2,717	10.0
EPS Discount Fees	20,580	19,080	1,500	7.9
EPS Net Revenue	**$9,405**	**$8,188**	**$1,217**	**14.9%**

Dollars in thousands

Tier

Computation of Adjusted EBITDA from Continuing Operations

	Q2 FY 2010	Q2 FY 2009	Change
Net Income/(Loss) from Continuing Operations	**$(809)**	**$(2,959)**	**$2,150**
Adjustments:			
Depreciation/Amortization	1,635	1,646	(11)
Stock/Cash-based Comp	572	370	202
Taxes	(145)	1	(146)
Less:			
Interest Income, Net	173	253	(80)
Adjusted EBITDA from Continuing Operations	**$1,080**	**$(1,195)**	**$2,275**

Dollars in thousands

Components of Adjusted EBITDA from Continuing Operations

	EPS			Wind-Down			Continuing Operations		
	Q2 FY10	Q2 FY09	Change	Q2 FY10	Q2 FY09	Change	Q2 FY10	Q2 FY09	Change
Net Income/(Loss)	$(779)	$(2,777)	$1,998	$(30)	$(182)	$152	$(809)	$(2,959)	$2,150
Adjustments:									
Depreciation/Amortization	1,329	1,147	182	306	499	(193)	1,635	1,646	(11)
Stock/Cash based Comp	572	370	202	0	0	0	572	370	202
Taxes	(145)	1	(146)	0	0	0	(145)	1	(146)
Less:									
Interest Income, net	173	253	(80)	0	0	0	173	253	(80)
Adjusted EBITDA	**$804**	**$(1,512)**	**$2,316**	**$276**	**$317**	**$(41)**	**$1,080**	**$(1,195)**	**$2,275**

Dollars in thousands

Tier

Platform Leverage of EPS Results

	2Q FY09 vs 2Q FY 10
Increase in adjusted EBITDA from EPS Operations	$2.30
Less:	
Sales & Marketing Savings	(1.00)
General & Administrative Savings	(0.50)
EPS Net Revenue Savings	**$0.80**
Increase in EPS Net Revenue	$1.20
Percent of adjusted EBITDA Growth to Net Revenue Growth	**67%**

Dollars in millions

Tier

Consolidated Statement of Operations

	3 Months Ended Mar 31, 2010	3 Months Ended Mar 31, 2009
Revenues	**$30,674**	**$28,608**
Costs and expenses:		
Direct costs	22,536	20,771
General and administrative	6,192	7,512
Selling and marketing	1,438	1,912
Depreciation and amortization	1,635	1,624
Total costs and expenses	**31,801**	**31,819**
Loss from continuing operations before other income/(loss) and income taxes	(1,127)	(3,211)
Other income/(loss):		
Gain/(loss) on investments	2	13
Interest income, net	171	240
Total other income	**173**	**253**
Loss from continuing operations before income taxes	(954)	(2,958)
Income tax provision	(145)	1
Loss from continuing operations	(809)	(2,959)
Loss from discontinued operations, net	295	(2,402)
Net loss	**$(514)**	**$(5,361)**
Loss per share—Basic and diluted:		
From continuing operations	$(0.04)	$(0.15)
From discontinued operations	0.01	(0.12)
Loss per share—Basic and diluted	**$(0.03)**	**$(0.27)**
Weighted average common shares used in computing: Basic and diluted loss per share	**18,151**	**19,711**

In thousands, except per share data.

Consolidated Statement of Operations

	6 Months Ended Mar 31, 2010	6 Months Ended Mar 31, 2009
Revenues	**$63,442**	**$58,348**
Costs and expenses:		
Direct costs	46,628	43,189
General and administrative	12,519	14,142
Selling and marketing	3,039	3,228
Depreciation and amortization	3,243	3,084
Total costs and expenses	**$65,429**	**$63,643**
Loss from continuing operations before other income/(loss) and income taxes	(1,987)	(5,295)
Other income/(loss):		
Gain/(loss) on investments	14	(99)
Interest income, net	298	544
Total other income	**$312**	**$445**
Loss from continuing operations before income taxes	(1,675)	(4,850)
Income tax provision	(145)	1
Loss from continuing operations	(1,530)	(4,851)
Loss from discontinued operations, net	241	(5,664)
Net loss	**$(1,289)**	**$(10,515)**
Loss per share—Basic and diluted:		
From continuing operations	(0.08)	(0.24)
From discontinued operations	0.01	(0.29)
Loss per share—Basic and diluted	**$(0.07)**	**$(0.53)**
Weighted average common shares used in computing: Basic and diluted loss per share	**18,154**	**19,723**

In thousands, except per share data.

Consolidated Balance Sheet – March 31, 2010

ASSETS:	Mar 31, 2010	Sep 30, 2009
Current assets:		
Cash and cash equivalents	$32,435	$21,969
Investments in marketable securities	5,397	4,499
Restricted investments	1,361	1,361
Accounts receivable, net	3,128	4,790
Settlements receivable, net	11,806	10,592
Prepaid expenses and other current assets	2,028	2,239
Total current assets	**$56,155**	**$45,450**
Property, equipment and software, net	10,604	7,990
Goodwill	17,348	17,329
Other intangible assets, net	9,745	12,038
Investments in marketable securities	25,983	31,169
Restricted investments	6,000	6,000
Other assets	750	571
Total assets	**$126,585**	**$120,547**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities:		
Accounts payable	$146	$384
Settlements payable	22,136	13,811
Accrued compensation liabilities	2,313	3,213
Accrued discount fees	4,795	5,343
Other accrued liabilities	2,851	3,425
Deferred income	578	661
Total current liabilities	**$32,819**	**$26,837**
Other liabilities	2,459	1,121
Total liabilities	**$35,278**	**$27,958**
Commitments and contingencies		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,687 and 20,687; shares outstanding: 18,151 and 18,238	192,787	192,030
Treasury stock—at cost, 2,536 and 2,449 shares	(21,020)	(20,271)
Accumulated other comprehensive income	(1)	—
Accumulated deficit	(80,459)	(79,170)
Total shareholders' equity	**$91,307**	**$92,589**
Total liabilities and shareholders' equity	**$126,585**	**$120,547**

Dollars in thousands

EPS Revenue and Transaction Trends



Revenue (thousands)
Transactions (thousands)
Revenue
Transactions
$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
40,669
56,452
78,578
99,433
117,072
123,233
2,341
4,203
5,894
8,059
10,286
14,871
20,000

Tier Internal Data. FY 2009 transactions include ChoicePay.

Definitions of non-GAAP terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue - revenue from Continuing Operations less revenue from our Wind-down operations, discount fees, processing and interchange costs
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash

Tier